Exhibit 99.1

welcome home happiness 1

Forward Looking Statements Information Regarding Forward-Looking Statements This presentation contains forward-looking statements and cautionary statements, including 2018 revenue growth, Adjusted EBITDA margins and capital expenditures, as well as statements with respect to the potential separation of frontdoor, inc. (“Frontdoor” or the “Company”) from ServiceMaster Global Holdings, Inc. (“ServiceMaster”) and the distribution of Frontdoor shares to ServiceMaster shareholders. Forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control, including, without limitation, the risks and uncertainties discussed in the “Risk Factors”, “Cautionary Statement Concerning Forward-Looking Statements” and “Information Regarding Forward-Looking Statements” sections in the Company’s and ServiceMaster’s reports filed with the U.S. Securities and Exchange Commission. Such risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the spin-off or whether it will be completed at all, the results and impact of the announcement of the proposed spin-off, the failure to satisfy any conditions to complete the spin-off, the expected tax treatment of the spin-off, the increased demands on management to prepare for and accomplish the spin-off, the incurrence of significant transaction costs, the impact of the spin-off on the business of Frontdoor, and the failure to achieve anticipated benefits of the spin-off. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. Additional factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation, lawsuits, enforcement actions and other claims by third parties or governmental authorities; the effects of our substantial indebtedness; changes in interest rates, because a significant portion of our indebtedness bears interest at variable rates; weakening general economic conditions; weather conditions and seasonality; the success of our business strategies, and costs associated with restructuring initiatives. The Company assumes no obligation to update the information contained herein, which speaks only as of the date hereof. For a discussion of some of the important factors that could cause the Company’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” in our registration statement on Form 10. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Non-GAAP measures should not be considered as an alternative to GAAP financial measures. Non-GAAP measures may not be calculated or comparable to similarly titled measures of other companies. See non-GAAP reconciliations in the Appendix to this presentation for a reconciliation of these measures to the most directly comparable GAAP financial measures. Adjusted EBITDA and free cash flow are not measurements of the Company’s financial performance under GAAP and should not be considered as an alternative to net income, net cash provided by operating activities from continuing operations or any other performance measures derived in accordance with GAAP. Management uses these non-GAAP financial measures to facilitate operating performance comparisons from period to period. We believe these non-GAAP financial measures are useful for investors, analysts and other interested parties as they facilitate company to company operating performance and cash flow comparisons, as applicable, by excluding potential differences caused by variations in capital structures, taxation, the age and book depreciation of facilities and equipment, restructuring initiatives and equity-based, long-term incentive plans. 2

Today's presenters Rex Tibbens Chief Executive Officer Brian Turcotte Chief Financial Officer Raj Midha Chief Marketing Officer Chelsea Sumrow VP, Direct Marketing and Telesales Charlie Ngo Sr. Director, Strategy Rob Eshleman Director, Product Development 3

Agenda 1• Introduction Our business, vision and strategy 2• Business Overview How our business works 3• Key Investment Highlights What makes us special 4• Growth Opportunities How we intend to grow our business 5• Financial Overview How we create value for shareholders 6• Our Future Our vision for the future 4

Introduction Rex Tibbens Chief Executive Officer 6

We are obsessed with taking the hassle out of owning a home, with services powered by people and enabled by technology 7

Home services are a hassle Home Services Journey Homeowners Contractors 8 Problem resolution Home maintenance Finding a provider Appointment scheduling Problem diagnosis Information buried in manuals Too many provider options Large appointment windows Lack of transparent pricing Multiple visits to resolve an issue Not called until too late High cost to generate leads Scheduling uncertainty Perception of price gouging Parts availability

A powerful company with a history of service 4 go-to-market brands Founded the home service plan industry in 1971 45+ years of experience 4 x larger than the next largest competitor 2 million customers Nationwide Coverage 15,000 contractor firms 45,000 technicians Included in 400,000+ real estate transactions per year 150+ account executives in the field Note: As of 12/31/17 9

Building on a great foundation for an even greater tomorrow Industry Leadership Expertise Customer Value Drivers Service Delivery 10 n Leader in home service plan category n More than just a home service plan n Reactive repair n Home service plan n Deep expertise in all value-added services in and around your home n Budget protection n Repair or replace n Convenient on-demand services n High customer engagement n Semi automated n Personal and high-touch n Reactive n Fully automated tech service n Predictive

11 A strong core business… Grow Category Geographies Segments Improve Repair Maintain …with the platform to penetrate into the broader home services category 3. Data Platform 1. Core Business 2. Home Services 3x upside in U.S. home service plan household penetration Repair makes up only ~25% of home services industry Assets Parts Maintenance Needs Warranties Recalls Inspection Reports Repair History Internet of Things § Consumer education § Customer experience § U.S. penetration § International growth § Multi-family homes § Convenience seekers § Remodeling, flooring replacement, painting § HVAC repair, electrical, appliance, plumbing § HVAC checkups and gutter cleaning Source: Management estimates

12 We have a large total addressable market 22% 27% 51% Home Improvement 120 Million Occupied Homes 75 Million Owner Occupied Homes 5 Million Home Service Plan Customers Increasing Penetration On-Demand Service Property Management Service Growth Strategy ~$400B U.S. Home Services Market View by homes View by services Home Maintenance Home Repair Source: Management estimates

13 Megatrends are in our favor DIFM vs. DIY Digital Natives Internet of Things

14 Frontdoor creates value for both customers and contractors NATIONWIDE MARKETPLACE 45+ years of experience 15K contractor firms 4M jobs completed annually 2M customers Note: As of 12/31/17

15 Enhanced opportunities as an independent company Access to capital markets Independent valuation Greater flexibility Pursue growth opportunities Alignment of management Fit and focus

Great core business — a growing subscription business with high margins n Opportunities within core business alone represent significant upside n Why Frontdoor? Unique and powerful marketplace model in home services n Well-positioned to be a in the $400B U.S. home services market leader n 16

Business Overview Raj Midha Chief Marketing Officer 18

What is a home service plan? Agreement that protects homeowner from unexpected expenses and inconvenience of breakdowns to major systems and appliances n Repair or replacement of covered items that will inevitably breakdown due to normal wear and tear n 19

How does a home service plan work? 4 5 1 Customer chooses coverage and plan and pays monthly or annual fee 2 Covered item breaks 3 Customer requests service and pays Trade Service Fee We assign a pro We pay pro for covered expenses Systems & Appliances 20 Combo plan Systems plan Appliances plan

Home system & appliance breakdown customer mindset Urgent n Essential n DIY not an option n Non-standard pricing n Technical and high risk n 21

Budget Protection Protection against high cost of home repairs and replacements Peace of Mind Having a plan for inevitable but unexpected home service needs Our value proposition to Convenience One company to contact with a pre-qualified network for any need homeowners Guarantee The job will get completed, and we stand behind our work 22

A home service plan is a high engagement product Insurance covers what might happen. A home service plan covers what will happen. 156% Utility Service Line Protection Homeowner's Insu rance Auto insurance Extended WarrantyAmerican H ome Shield High engagement drives customer retention 23 Source: Insurance Information Institute 2016 and management estimates; claim frequency represents 2017 frequency of claims paid not total dispatches Annual claim frequency ~5%~5%~5%~5%

Go-to-market strategy Real Estate channel Direct-to-Consumer (DTC) channel 2017 revenue mix Direct-to Consumer 12%1 Real Estate 22%1 Renewals 66% Home service plans purchased by home sellers, real estate agents and home buyers in conjunction with a real estate transaction Home service plans purchased directly by homeowners outside of a real estate transaction 1 First year revenue only 24

Go-to-market strategy: Real Estate channel We built the home service plan industry through the real estate channel over 45 years ago n Value proposition is peace of mind for home buyers, which facilitates home sales n Marketed through 150+ field sales professionals who build relationships with real estate professionals n Profitable in first year; renews at 28% after year one n Note: As of 12/31/17 25

Go-to-market strategy: Direct-to-Consumer channel We pioneered the DTC channel within the last decade n Value proposition for existing homeowners is budget protection from unexpected home system and appliance breakdowns n Marketed directly to consumers through digital, direct mail, TV and other channels n Profitable in second year; renews at 75% after year one n Note: As of 12/31/17 26

Large and pre-qualified contractor network ü15,000 independent contractor firms ü45,000 trained technicians Licensed, insured and background checked Proactively managed on 15 metrics, including quality and cost 80% of jobs handled by preferred network (highest quality and lowest cost) Note: As of 12/31/17 27

We offer a strong value proposition for contractors Paid jobs, not just leads § Steady volume of work throughout the year § Access to infrastructure for replacement systems/appliances and parts § Ability to provide a great customer experience, which leads to opportunities to up-sell value-added additional services § 95% of contractors in our network want to expand relationships with us over next two years Source: 2017 American Home Shield contractor annual survey 28

Significant customer service infrastructure Dedicated team of 2,000+ customer service associates § 5 geographically diverse call center locations: § Memphis, TN § LaGrange, GA § Carroll, IA § Phoenix, AZ § Salt Lake City, UT § Lower cost outsourcing partners to handle seasonal peak volume § 29

KeyInvestment Highlights Rex Tibbens Chief Executive Officer 31

Key Investment Highlights 1 Leading position in large, underpenetrated, growing markets 2 Diverse revenue streams 3 High-value service offering that appeals to a broad range of demographics 4 Nationwide, pre-qualified contractor network provides competitive advantage 5 Technology-enabled platform drives efficiency, quality of service, and customer retention 6 Unique and valuable customer acquisition channels Building on a great core business with significant upside opportunity 32

Industry leader in home service plans 1 Home service plan segment The value of scale More customers in a local market Gross margin to invest in growth 46%1 Others 34% 1 4 2 3 Competitor B 9% Ability to negotiate annual volume discounts with contractors More dispatches from those customers Competitor A 11% Frontdoor’s scale is a key competitive advantage Source: Company filings; Management numbers 1 Derived from 12/31/16 results, adjusted to include annualized impact of Landmark and OneGuard acquisitions 33

The U.S. home service plan industry is underpenetrated 1 Real Estate Channel Direct-to-Consumer Channel 5.5M 1.5M 115M 3M Competitors 3M with home service service plan Fewer than 4% of U.S. households have a home service plan 34 Source: Census, National Association of Realtors, Company materials; represents 2017 data plan 68% Home ResalesHome Resales with home 4M homes sold without home service 112M homes without home service plan <50% Competitors >50% Frontdoor plan HouseholdsHouseholds with home service plan (less home resales)

Diverse revenue streams 2 Customer mix by service line Revenue mix by state Direct-to-Consumer 52% Real Estate 48% 2M customers > $100M $30 – $40M $60 – $100M $40 – $60M $20 – $30M $10 – $20M < $10M 35 Source: 2017 data from company filings and management reports

We have a high-value service offering… 3 Our customers use their plans an average of twice a year, helping protect their budget from covered repair or replacement costs like these: without a home service plan without a home service plan without a home service plan $1,035 average replacement cost1 $3,565 average replacement cost1 $755 average replacement cost1 69% of Americans have less than $1,000 saved, and 34% have no savings at all2 1 2017 Internal Home Repair and Replacement Cost Study 2 2016 GoBanking Rates Study 36

…that appeals to a broad range of demographics 3 Home purchase price Head of household age Household income $400k+ 400k 0k 100k 300k k 200k 35k k 1st Year DTC 1st Year DTC 1st Year DTC 36% of DTC customers have household income of $100K+ 37 Note: Based on DTC contracts with effective dates between July 2017 and June 2018; Demographic data from Experian 16% $300k-$200k-$100k-$0-100 12% 24% 35% 13% 16% $150k+ $100k-15 $75k-$35k-75 $1k-20% 17% 31% 17% 16% 65+ 50-64 40-49 30-39 19-29 29% 22% 21% 12%

Frontdoor has one of the largest contractor networks in the U.S. 4 Nationwide contractor network 15,000 independent, pre-screened local home service contractor firms 4 million service requests each year 2 million customers 80% of the service work that is driven through the network is handled by our Preferred Network 45,000 technicians 50 states served Our pre-screened, independent and scaled contractor network is a core differentiator 38 Note: As of 12/31/17

Superior contractor development is a key competitive advantage 4 Onboarding ect Dispatch More jobs based on Largest number of jobs with ckground checks Begin in direct dispatch; ormance; matched more stringent quality led with mandatory all number of requirements; annual cost monitored for feedback and volume targets contractor relations reps Number of contractors (000’s)1 Contractor Average Rating (out of 5) 15 14 2018 Q2 YTD 13 4.3 12 11 10 10 4.0 2017 2016 3.8 2012 2013 2014 2015 2016 2017 2018 Q2 YTD Our contractor management expertise is rooted in our robust quality control and cost management structure 1 AHS brand only 39 Recruiting Target markets greatest needs expected grow training Network with one of 80 Preferred or th Ba coup Dir sm jobs; perf + with

5 Our technology-enabled platform drives efficiency, quality of service, and customer retention TECHNOLOGY PLATFORM Customers Contractors Real Estate professionals 40

Unique and valuable customer acquisition channels 6 41 DTC Real Estate Data-driven marketing approach within the DTC channel Diverse marketing channels, which both capture existing demand (e.g., paid search) and grow the category (e.g., broadcast) Deep and long-standing relationships with real estate agents and brokers Unique access to customers who are moving, including many before a home is even sold

Frontdoor’s Real Estate channel with its long-standing 6 strategic relationships is a key differentiator Field Sales organization Select national Real Estate partners 150+ field sales professionals 50+ phone based sales agents Select regional Real Estate partners Southeast Northeast West Midwest National coverage Tenured team of real estate sales professionals Long-standing strategic relationships with 7 of the top 10 real estate brokers 42 Note: As of 12/31/17

GrowthOpportunities Chelsea Sumrow VP, Direct Marketing and Telesales Charlie Ngo Sr. Director, Strategy Rob Eshleman Director, Product Development 44

Opportunities to grow existing platform Acquire effectively Advertising optimization Geographic expansion 1 n n Engage and retain 3 Customer engagement Additional services n n Serve profitably n Dynamic pricing n Self-service enhancement 2 45

1 Acquire effectively Strategic, data-driven marketing mix to drive demand Direct mail Broadcast Digital Social & other 22% 24% 16% 38% 46 Note: 2017 % of marketing spending

1 Acquire effectively Proven ability to scale marketing investment 47 Note: Spend adjusted for timing of January mail campaign across years; Units adjusted for change in wait period from 15 to 30 days DTC Units 2013 2013 2017 2016 2015 2014 2018F 2018F DTC Ad Spend

1 Acquire effectively We continuously improve the digital and mobile experience eCommerce sales as % of total DTC sales Desktop Mobile 45% 40% 35% 30% 25% 20% 15% 10% 5% 0% 2014 2015 2016 2017 2018F 48

1 Acquire effectively Optimizing campaign measurement Goal: measure the incremental lifetime value of each dollar spent Tie each customer contact back to the advertising investment that drove it Target customers with highest lifetime value Randomized A/B testing to get a true read on incremental lift Granular measurement of campaign performance 49

1 Acquire effectively TV advertising campaign optimization +15% Increase in spend +18% Cost Per Call improvement +27% Cost Per Sale improvement Note: Management internal calculations based on Jan-Jun performance in 2018 vs. 2017 50

1 Acquire effectively Predictive models allow us to target the highest value customers § Our predictive models rank U.S. households § We determine spending based on model curves and cost per sale targets § A/B testing to validate and improve models and creative 1 2 3 4 5 6 7 8 9 10 Model Score Decile 51 Predicted Marginal Cost per Sale

1 Acquire effectively Significant room for increased penetration American Home Shield penetration by state American Home Shield penetration¹ 0.1 - 0.4% 0.4 - 1.1% 1.1 - 1.9% 1.9 - 2.7% 2.7 - 4.3% 4.3 - 9.4% While underpenetrated regions like the Northeast have substantial room for growth, there is still significant upside in our strongest markets Source: Company filings; Management numbers Note: Numbers reflect American Home Shield brand 1 August 2017 contracts in force divided by Single Family Dwelling Units from Experian 52

We align pricing and sales strategy to generate profitable growth Serve profitably 2 Pricing Example: State-level DTC monthly prices for homes <5k square feet Most Popular 53 Trade Service Call Fee Systems Appliances Combo $75 per service call $39.99 $39.99 $49.99 $100 per service call $29.99 $29.99 $39.99 $125 per service call $24.99 $24.99 $34.99

We align pricing and sales strategy to generate profitable growth

Serve profitably 2

Pricing Example: State-level DTC monthly prices for homes <5k square feet

Trade Service Call Fee	Systems	Appliances	Combo
$75 per service call	$39.99	$39.99	$49.99
$100 per service call	$29.99	$29.99	**$39.99 Most Popular**
$125 per service call	$24.99	$24.99	$34.99

frontdoor

53

We can reduce cost as we improve customer experience Serve profitably 2 Opportunity to simplify, automate and improve processes by leveraging technology and data platform Reduce cost Improve customer satisfaction 55 Customer effort Lead times Process defects Complex, manual process Waste Re-work

Example: Expanding online self-service Serve profitably 2 Online service work order requests (% of total) MyAccount enhancements Customer education 41% A/B testing and user design Opportunities to drive growth 37% Launched new MyAccount n n n Expand capabilities Improve messaging Utilize artificial intelligence Raise awareness 32% 29% n 2015 2016 2017 2018F 56

Example: Expanding online renewal self-service Serve profitably 2 Contracts renewed online1 (% of total) Mobile optimization 32% A/B testing Customer education Opportunities to drive growth 21% Evergreen conversion Email promotion Continued A/B testing Launched new MyAccount n 17% n n 8% 2015 2016 2017 2018F 1 Contracts renewed online as a % of eligible non-evergreen renewals 57

Improving customer engagement to increase renewal rates Engage & Retain 3 1st term Real Estate renewal rate 1st term Real Estate renewal rate is 28%1 compared to 75%1 for DTC Continuous improvements to 1st term customer communication and engagement have helped drive increased renewal rates Next step will be to promote increased engagement through product enhancements n 29% 28% n 27% 26% 25% 23% n 21% 2012 2013 2014 2015 2016 2017 2018F 1 2017 full year renewal rates 58

Product enhancement example: Re-keying of homes Engage & Retain 3 March 15th, 2017 August 15th, 2017 February 1st, 2018 Pilot launched in 5 states Expansion to 14 additional states National Rollout: Expansion to the remaining 31 states Within 12 months, we built a nationwide network of locksmith companies that are currently averaging 4.7 / 5 stars in customer survey scores 59 Developed and deployed Re-key service to meet the needs of Real Estate customers while driving low-cost engagement

Many opportunities home service plan to increase the breadth of the Engage & Retain 3 Current Services New or Currently in Pilot Future Services Note: Not a complete list — illustrative 60 RefrigeratorsAir conditioning Dishwashers Heating RangesElectrical OvensIndoor plumbing Clothes washersWater heaters Clothes dryersMicrowaves Locksmith Filter subscription HVAC tune-up Dryer vent cleaning TV mountingUtility line protection Carpet cleaningHandyman service Painting Smart Home installation Landscaping Home inspection Moving

Benefits of adding services to the home service plan Engage & Retain 3 61 Opportunity to develop “SKUs” for on-demand offering Home service plan becomes a “home maintenance” solution Little to no incremental claims cost Customer engagement and higher loyalty Engage customers in a positive use circumstance

FinancialOverview Brian Turcotte Chief Financial Officer 63

Investment thesis Attractive core business with significant upside – making a good business great! 64 1 See Appendix for Non-GAAP reconciliations and Non-GAAP reconciliation definitions Capital-light model <2% Capex as a % of revenue Strong free cash flow1 65%+ Average FCF conversion since 2013 Impressive growth ~12% Historical revenue CAGR since 2013 Robust margins1 22%+ Average EBITDA margins since 2013

Strong revenue growth and consistent customer retention Revenue and Retention Rates over time Revenue ($M) Combined busi ness retention rate (%) 1,157 1200 100% 1,020 1000 917 90% 828 740 800 721 687 657 80% 5961 600 70% 400 60% 200 0 50% 2007 2010 2011 2012 2013 2014 2015 2016 2017 Organic revenue growth, even through tough economic cycles Source: Company filings; Management numbers 1 Normalized to exclude purchase accounting adjustments related to CD&R acquisition; Adjustments of $55.3M and $30.8M in Revenue in 2007 and 2008 respectively 65 73% 73% 75% 73% 74% 6191630 20082009 72% 71% 75% 75% 76% 75%

Track record of consistent Adjusted EBITDA growth Adjusted EBITDA1 and margins over time Adjusted EBITDA ($M) Margin (%) 259 205 92 90 2009 2010 2011 2012 2013 2014 2015 2016 2017 Averaged 22% Adjusted EBITDA margins since 2013 1 See Appendix for Non-GAAP reconciliations and Non-GAAP reconciliation definitions; Adjusted EBITDA for 2012 and prior years is derived from ServiceMaster’s consolidated financial statements. Stand-alone combined financial statements for the Frontdoor business have not been prepared for these periods 66 218 22% 21% 179 22% 145 22% 107117 20% 16% 16% 15% 14%

Strong free cash flow to fund growth Free Cash Flow1 Free C ash F low ($M) Free C ash F low C onversion (%) 200% 200 179 160% 144 150 131 127 120% 100 80% 65 50 40% 0 0% 2013 2014 2015 2016 2017 Generated over $600M of cumulative free cash flow in last 5 years 67 1 See Appendix for Non-GAAP reconciliations and Non-GAAP reconciliation definitions 44% 62% 73% 66% 69%

Subscription-based model provides in our business performance consistency and predictability Customer Payment Method – FY 2017 Other 2% 67% of our customers (nearly 1.4 million accounts) are on a monthly auto-pay program n Pay Upfront 31% Monthly auto-pay customers are more likely to renew n Monthly Auto-Pay 67% 31% of customers pay upfront, primarily in the real estate channel n 68 Source: Company Data

Disciplined approach to capital allocation Invest in core business and grow organically n Capex – capital-light business n Opex – aimed at driving efficiencies M&A n Funded primarily through free cash flow Repay debt Return cash to shareholders n n n n 69

Strong EBITDA conversion ratio Cost structure (% of revenue) Overview of margin expansion opportunities Costs FY 2017 Dynamic pricing to align labor rates to contract prices n Claims 50% Selling 8% Better technology to measure end-to-end cost profile per contract n Marketing 6% Service (Call Center) 8% Greater data and performance marketing to drive further cost efficiencies G&A 6% n Other 1% Deeper investment in customer self-service to drive lower cost and higher customer satisfaction Total 78% n Depre. / Amort. / Interest 1% EBITDA 22% 70 Note: see Appendix for Non-GAAP reconciliations and Non-GAAP reconciliation definitions

YTD Financial Update YTD’18 update Initiatives n 9% organic revenue growth YTD YoY, driven by unit growth and price realization YTD’18 Adj. EBITDA impacted by a $22M increase in contract claims costs, primarily due to a higher mix of appliance replacements vs. repairs and a higher number of work orders driven by significantly warmer summer temperatures in 2018 Also had an increase in sales and marketing costs and additional investment in customer care center costs n n YTD1 financial summary ($M) YTD’18 YTD’17 % change Revenue $602 $553 8.9% Gross profit 272 268 1.5% Adj. EBITDA2 105 113 (7.1%) % margin2 17.4% 20.4% (3.0%) 1 YTD refers to six months ended June 30th 2 See Appendix for Non-GAAP reconciliations and Non-GAAP reconciliation definitions 71 Cost containment: Renegotiating appliance contractor agreements and sourcing additional appliance parts supply Process and visibility: Improve operations and analytics to identify changing trends Pricing: Increasing pricing to properly reflect the rise in replacements of appliances and implementing dynamic pricing processes People: Strong leadership in place

Long-term targets for home service plan business Metrics 2018F Long-term annual targets Revenue growth 8-10% High single digit organic Gross margin 46-47% ~50% Adjusted EBITDA margin ~20% Low 20’s Capex ~$20M 72 Note: See Appendix for Non-GAAP reconciliations and Non-GAAP reconciliation definitions Principally reflects costs to replicate IT systems historically shared with SERV; capex averaged ~$11M previous 5 years $20-30M

OurFuture Rex Tibbens Chief Executive Officer 73

Our vision for the future. 74

Our vision for the future. 76

A strong core business… …with the platform to penetrate into the broader home services category Source: Management estimates 77 3. Data Platform Things Internet of Repair History Inspection Reports Recalls Warranties Maintenance Needs Parts Assets 2. Home Services appliance, plumbing gutter cleaning Repair makes up only ~25% of home services industry §HVAC checkups and Maintain §HVAC repair, electrical, Repair §Remodeling, flooring replacement, painting Improve 1. Core Business 3x upside in U.S. home service plan household penetration §Multi-family homes §Convenience seekers Segments §U.S. penetration §International growth Geographies §Consumer education §Customer experience Grow Category

Key elements of home services strategy On-demand service n Service experience transparency n Transparent pricing n Preventative maintenance n 78

A robust data platform will unlock value throughout the home services category and beyond § Service visits with our customers Our contractors Data aggregators Manufacturers / Retailers Home inspections § § Homeowners Home service plan business Our contractors Data aggregators Manufacturers / Retailers Home buyers § § § Assets Parts Recalls § § § Automated Processes User friendly interface Repair History IoT Inspections § § Maintenance Warranties Platform users will consume and contribute data 79 Users of Platform Sources of Data Data Platform

Great core business — a growing subscription business with high margins n Opportunities within core business alone represent significant upside n Why Frontdoor? Unique and powerful marketplace model in home services n Well-positioned to be a in the $400B U.S. home services market leader n 80

Q&A

Great core business — a growing subscription business with high margins n Opportunities within core business alone represent significant upside n Why Frontdoor? Unique and powerful marketplace model in home services n Well-positioned to be a in the $400B U.S. home services market leader n 82

Appendix 84

Non-GAAP reconciliation definitions Adjusted EBITDA is defined as net income before: depreciation and amortization expense; interest expense; interest income from affiliate; provision for income taxes; non-cash stock-based compensation expense; restructuring charges; spin-off charges; non-cash impairment of software and other related costs; affiliate royalty expense; (gain) loss on insured home service plan claims; and other non-operating expenses Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Revenue Free Cash Flow is defined as net cash provided from operating activities from continuing operations less property additions Free Cash Flow Conversion is defined as Free Cash Flow divided by Adjusted EBITDA 85

Net Income to Adjusted EBITDA Reconciliations 86 Revenue $602 $553 $1,157 $1,020 $917 $828 $740 Net Income as a % of Revenue 10% 11% 14% 12% 13% 9% 11% Adjusted EBITDA Margin 18% 20% 22% 21% 22% 22% 20% (In millions) Six months ended June 30, Year Ended December 31, 20172016201520142013 20182017 Net Income $58 63 $160 $124 $120 $74 $84 Depreciation and amortization expense 9 9 17 13 9 9 8 Interest expense 0 0 1 – – – – Interest income from affiliate (1) (1) (3) (2) – – – Provision for income taxes 20 37 60 71 69 46 50 Non-cash stock-based compensation expense 2 3 4 4 4 3 1 Restructuring charges 3 1 20 3 – 1 1 Spin-Off charges 15 - – – – – – Non-cash impairment of software and other related costs - - – – – 47 – Affiliate royalty expense 1 1 2 2 1 1 1 (Gain) loss on insured home service plan claims (1) 0 (1) 1 – (3) – Other - 1 – 1 1 – – Adjusted EBITDA $105 $113 $259 $218 $205 $179 $145

Net Cash Provided Reconciliations from Operating Activities to Free Cash Flow Year Ended December 31, (In millions) 2017 2016 2015 2014 2013 87 Adjusted EBITDA $259 $218 $205 $179 $ 145 Free Cash Flow Conversion 69% 66% 62% 73% 44% Net Cash Provided from Operating Activities $194 $155 $135 $142 $78 Property additions (15) (11) (7) (11) (13) Free Cash Flow $179 $144 $127 $131 $65

Pro forma capitalization PF Spin Amount ($M) x Adj. EBITDA Cash and marketable securities $275 New $250M Revolver - New 7-Year Term Loan B 650 New Senior Unsecured Notes due 2026 350 SpinCo LTM 6/30/18 Adj. EBITDA $252 1 $225M of SpinCo restricted cash and marketable securities are not used for cash netting 88 Total Debt$1,0003.97x Net Debt1$9503.77x Total Secured Debt$6502.58x Net Secured Debt1$6002.38x